UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2017

MOLSON COORS BREWING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-14829	84-0178360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 California Street, Suite 4600, Denver, Colorado 80202
1555 Notre Dame Street East, Montréal, Québec, Canada H2L 2R5
(Address of principal executive offices, including Zip Code)

(303) 927-2337 / (514) 521-1786
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

I. USD Purchase Agreement

On March 6, 2017, Molson Coors Brewing Company (the “Company”) and certain subsidiaries of the Company (the “Guarantors”) entered into a purchase agreement (the “USD Purchase Agreement”) with Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC, as representatives of the initial purchasers named therein, in connection with the proposed offer and sale by the Company of $500 million aggregate principal amount of its 1.900% Senior Notes due 2019 and $500 million aggregate principal amount of its 2.250% Senior Notes due 2020 (collectively, the “USD Notes”).

The USD Purchase Agreement contains representations by the Company and the Guarantors and an indemnification on certain matters in favor of the initial purchasers named therein. A copy of the USD Purchase Agreement is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by this reference.

The Company expects to issue the USD Notes on March 15, 2017. A press release relating to the launch of the offering of the USD Notes and a press release relating to the pricing of the USD Notes are attached hereto as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by this reference.

II. EUR Purchase Agreement

On March 7, 2017, the Company and the Guarantors entered into a purchase agreement (the “EUR Purchase Agreement”) with Citigroup Global Markets Limited, Merrill Lynch International, UBS Limited, Cooperatieve Rabobank U.A., MUFG Securities EMEA plc, Deutsche Bank AG, London Branch, Mizuho International plc and Wells Fargo Securities International Limited as initial purchasers, in connection with the proposed offer and sale by the Company of €500 million aggregate principal amount of its Floating Rate Senior Notes due 2019 (the “EUR Notes”). The EUR Notes will bear interest at a floating rate equal to three-month EURIBOR, reset quarterly, plus 0.350% per annum.

The EUR Purchase Agreement contains representations by the Company and the Guarantors and indemnification on certain matters in favor of the initial purchasers named therein. A copy of the EUR Purchase Agreement is filed as Exhibit 99.4 to this Form 8-K and is incorporated herein by this reference.

The Company expects to issue the EUR Notes on March 15, 2017. A press release relating to the launch of the offering of the EUR Notes and a press release relating to the pricing of the EUR Notes are attached hereto as Exhibits 99.5 and 99.6, respectively, and are incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
99.1

Purchase Agreement, dated as of March 6, 2017, by and among Molson Coors Brewing Company, the guarantors party thereto and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC, as Representatives of the Initial Purchasers named therein.

99.2	Press Release for Launch of USD Notes Offering, dated as of March 6, 2017.
99.3	Press Release for Pricing of USD Notes Offering, dated as of March 6, 2017.
99.4

Purchase Agreement, dated as of March 7, 2017, by and among Molson Coors Brewing Company, the guarantors party thereto and Citigroup Global Markets Limited, Merrill Lynch International, UBS Limited, Cooperatieve Rabobank U.A., MUFG Securities EMEA plc, Deutsche Bank AG, London Branch, Mizuho International plc and Wells Fargo Securities International Limited, as initial purchasers.

99.5	Press Release for Launch of EUR Notes Offering, dated as of March 7, 2017.
99.6	Press Release for Pricing of EUR Notes Offering, dated as of March 7, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2017

MOLSON COORS BREWING COMPANY

	By:	/s/ E. Lee Reichert
E. Lee Reichert
Deputy Chief Legal Officer and Secretary

Exhibit Index

Exhibit Number	Description
99.1

Purchase Agreement, dated as of March 6, 2017, by and among Molson Coors Brewing Company, the guarantors party thereto and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC, as Representatives of the Initial Purchasers named therein.

99.2	Press Release for Launch of USD Notes Offering, dated as of March 6, 2017.
99.3	Press Release for Pricing of USD Notes Offering, dated as of March 6, 2017.
99.4

Purchase Agreement, dated as of March 7, 2017, by and among Molson Coors Brewing Company, the guarantors party thereto and Citigroup Global Markets Limited, Merrill Lynch International, UBS Limited, Cooperatieve Rabobank U.A., MUFG Securities EMEA plc, Deutsche Bank AG, London Branch, Mizuho International plc and Wells Fargo Securities International Limited, as initial purchasers.

99.5	Press Release for Launch of EUR Notes Offering, dated as of March 7, 2017.
99.6	Press Release for Pricing of EUR Notes Offering, dated as of March 7, 2017.